EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
Three and Nine Months ended
September 30, 2007

Important Disclosures About this Report
Important Note Regarding Non-GAAP Financial Measures
This supplemental operating and financial data includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operations. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental disclosure report.
Forward-looking Statements
This supplemental operating and financial data contains certain forward-looking statements relating to W. P. Carey & Co. LLC. As used in this supplemental disclosure report, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan” or similar expressions. Do not unduly rely on forward-looking statements. They give our expectations about the future and are not guarantees, and speak only as of the date they are made. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievement to be materially different from the results of operations or plan expressed or implied by such forward-looking statements. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
Three and Nine Months Ended September 30, 2007

W. P. CAREY & CO. LLC
Company Overview
September 30, 2007

Key Company Contacts		Executive Offices
William P. Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Gordon F. Dugan	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Acting Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2006
Stock Data
High Price	$33.14	$35.50	$34.75	$31.00
Low Price	$27.67	$29.71	$29.84	$27.50
Closing Price	$31.50	$31.45	$33.37	$30.07

Distributions per share — annualized	$1.888	$1.868	$1.848	$1.832

Shares outstanding at quarter end	38,583,229	39,129,982	38,442,298	38,262,157

Market value of outstanding shares at quarter end (in thousands)	$1,215,372	$1,230,638	$1,282,819	$1,150,543

W. P. CAREY & CO. LLC
Financial Highlights (Unaudited)
(in thousands, except share and per share data)

These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operations. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided on the following pages.

	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006
EBITDA
Investment management	$19,961	$13,989	$95,051	$40,729
Real estate ownership	17,454	16,446	57,105	49,835

Total	$37,415	$30,435	$152,156	$90,564

FFO
Investment management	$17,040	$9,903	$83,450	$29,772
Real estate ownership	15,184	13,370	46,905	43,882

Total	$32,224	$23,273	$130,355	$73,654

EBITDA Per Share (Diluted)
Investment management	$0.50	$0.35	$2.39	$1.04
Real estate ownership	0.44	0.42	1.44	1.27

Total	$0.94	$0.77	$3.83	$2.31

FFO Per Share (Diluted)
Investment management	$0.43	$0.25	$2.10	$0.76
Real estate ownership	0.38	0.34	1.18	1.12

Total	$0.81	$0.59	$3.28	$1.88

Adjusted Cash Flow From Operating Activities
Adjusted cash flow			$68,098	$59,053

Adjusted cash flow per share (diluted)			$1.71	$1.51

Distributions paid			$53,432	$51,590

Payout ratio (distributions paid/adjusted cash flow)			78%	87%

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
Investment Management
Net income	$12,685	$7,002	$49,174	$20,394
Adjustments:
Provision for income taxes	11,171	5,509	47,685	15,937
Depreciation and amortization(1)	(3,895)	1,478	(1,808)	4,398

EBITDA — investment management	$19,961	$13,989	$95,051	$40,729

EBITDA per share (diluted)	$0.50	$0.35	$2.39	$1.04

Real Estate Ownership
Net income	$7,724	$7,303	$24,065	$22,280
Adjustments:
Interest expense	5,618	4,395	16,150	13,324
Provision for income taxes	348	71	1,356	363
Depreciation and amortization(1)	3,606	4,434	15,308	13,386
Reconciling items attributable to discontinued operations	158	243	226	482

EBITDA — real estate ownership	$17,454	$16,446	$57,105	$49,835

EBITDA per share (diluted)	$0.44	$0.42	$1.44	$1.27

Total Company
EBITDA	$37,415	$30,435	$152,156	$90,564

EBITDA per share (diluted)	$0.94	$0.77	$3.83	$2.31

Diluted weighted average shares outstanding	39,601,853	39,303,948	39,718,522	39,215,134

(1)  Includes adjustments to amortization as described in W. P. Carey & Co. LLC’s 10Q for the period ended September 30, 2007.
Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, EBITDA should not be considered an alternative for net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
Investment Management
Net income	$12,685	$7,002	$49,174	$20,394
Amortization, deferred taxes and other non-cash charges	7,114	2,496	32,660	5,443
FFO from equity investments	(2,759)	405	1,616	3,935

FFO — investment management	$17,040	$9,903	$83,450	$29,772

FFO per share (diluted)	$0.43	$0.25	$2.10	$0.76

Real Estate Ownership
Net income	$7,724	$7,303	$24,065	$22,280
Loss (gain) on sale of real estate, net	—	185	(962)	185
Depreciation, amortization and other non-cash charges	4,228	4,033	15,343	12,602
Straight-line and other rent adjustments	660	786	2,116	2,343
Impairment charges	2,317	—	2,317	3,357
FFO from equity investments	464	1,241	4,650	3,711
Minority investees share of FFO	(209)	(178)	(624)	(596)

FFO — real estate ownership	$15,184	$13,370	$46,905	$43,882

FFO per share (diluted)	$0.38	$0.34	$1.18	$1.12

Total Company
FFO	$32,224	$23,273	$130,355	$73,654

FFO per share (diluted)	$0.81	$0.59	$3.28	$1.88

Diluted weighted average shares outstanding	39,601,853	39,303,948	39,718,522	39,215,134

Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity. It should be used in conjunction with GAAP net income. FFO disclosed by other REITs may not be comparable to our FFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate FFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long term sustainability and not on such non-cash items which may cause short-term fluctuations in net income but that have no impact on cash flows.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities (Unaudited)
(in thousands)

	Nine months ended September 30,
	2007	2006
Cash flow from operating activities — as reported	$24,893	$48,860
Adjustments:
CPA®:16 – Global performance adjustment, net (1)	9,425	3,493
CPA®:12/14 Merger – payment of taxes (2)	20,708	—
Distributions received from equity investments in real estate in excess of equity income (3)	8,077	4,669
Changes in working capital (2)	4,995	2,031

Adjusted cash flow from operating activities	$68,098	$59,053

Distributions paid	$53,432	$51,590

Payout ratio (distributions paid/adjusted cash flow)	78%	87%

Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities is a non-GAAP financial measure that represents cash flow from operating activities on a GAAP basis adjusted for certain timing differences and deferrals as described below. We believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations and is used in evaluating distributions to shareholders. Adjusted cash flow from operating activities should not be considered as an alternative for cash flow from operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

(1)	Amounts deferred in lieu of CPA®:16 – Global achieving its performance criterion, net of a 45% tax provision. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of CPA®:16 – Global achieving its performance criterion, rather than recognizing the entire deferred amount in the quarter in which the performance criterion was met as this revenue was actually earned over a three year period.

(2)	Timing differences arising from the payment of certain liabilities in a period other than that in which the expense is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operations to record such amounts in the period in which the liability was actually incurred. We believe this is a fairer measure of determining our cash flow from core operations.

(3)	We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

W. P. CAREY & CO. LLC
Revenue Diversification Analysis (GAAP Modified) (Unaudited)
(in thousands)

	Nine months ended September 30,			Years ended December 31,
	2007	2006	2005	2006	2005
Revenue from Investment Management
Asset management revenue	$63,886	$43,478	$38,890	$57,633	$52,332
Structuring revenue	67,809	15,788	25,422	22,506	28,197
Incentive, termination and subordinated disposition revenue from mergers	—	—	—	46,018	—
Other interest income	4,974	2,079	2,359	2,853	3,176
Revenue of other business operations	—	—	55	—	372

Total management services revenue	$136,669	$61,345	$66,726	$129,010	$84,077

Percentage of total adjusted revenue	65%	49%	51%	60%	49%

Revenue from Real Estate Ownership
Lease revenue — continuing operations	$59,112	$54,157	$50,634	$74,090	$67,215
Revenue of discontinued operations	2,868	2,123	4,645	1,191	8,926
Other real estate income	10,574	7,046	8,384	9,381	10,706
Other interest income	554	290	178	580	335

Total real estate revenue	$73,108	$63,616	$63,841	$85,242	$87,182

Percentage of total adjusted revenue	35%	51%	49%	40%	51%

Reconciliation of Total Revenue
Total revenue — as reported	$211,522	$157,123	$130,558	$273,258	$168,784
Less: Reimbursed costs from affiliates(1)	(10,141)	(36,654)	(7,173)	(63,630)	(9,962)
Add: Other interest income	5,528	2,369	2,537	3,433	3,511
Add: Revenue of discontinued operations	2,868	2,123	4,645	1,191	8,926

Total Adjusted Revenue	$209,777	$124,961	$130,567	$214,252	$171,259

(1)	Total revenues exclude reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (GAAP Modified) (Unaudited)
(in thousands except per share data)

	Nine months ended September 30,						Years ended December 31,
	2007		2006		2005		2006		2005
2007	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Revenue Type
Rents (1)	$62,534		$56,570		$55,457		$75,861		$76,476
Management revenue (2) (5)	68,860		45,557		41,249		60,486		55,508

Rents and Management Revenue	131,394	63%	102,127	82%	96,706	74%	136,347	64%	131,984	77%

Structuring revenue (3) (5)	67,809		15,788		25,422		22,506		28,197
Disposition / termination revenue (4)	—		—		—		46,018		—
Other real estate income (lease terminations and other settlements)	10,574		7,046		8,439		9,381		11,078

Structuring Revenue & Other Income	78,383	37%	22,834	18%	33,861	26%	77,905	36%	39,275	23%

Total	$209,777	100%	$124,961	100%	$130,567	100%	$214,252	100%	$171,259	100%

(1)	Rents = lease revenue (continuing operations) + revenue of discontinued operations + other interest income from real estate ownership.

(2)	Management revenue includes asset management revenue and interest income earned from CPA® REITs under management.

(3)	Structuring revenue includes structuring fees and deferred structuring fees.

(4)	Disposition and termination revenues related to CPA®:12/14 merger.

(5)	Management revenue for 2007 includes $16,494 in performance revenue earned in June 2007 as a result of CPA®:16 – Global meeting its performance criterion. Structuring revenue for 2007 includes $38,505 in deferred structuring revenue also earned as a result of CPA®:16 – Global meeting its performance criterion.

W. P. CAREY & CO. LLC
Portfolio Debt Summary (Pro rata basis) (Unaudited)
September 30, 2007

				Outstanding
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Balance

Amerisure Insurance (Michigan Mutual)	Fixed	8.80%	Dec-2007	$9,518,389
Self-Storage Credit Facility	Variable	7.86%	Dec-2008	35,581,000
Billipp Portfolio	Variable	5.92%	Dec-2008	5,000,005
Orbital Sciences Corporation	Fixed	7.38%	Jun-2009	12,632,368
America West Holdings Corporation (74.58%)	Fixed	7.23%	Aug-2009	15,733,000
Retail Distribution Group (40%)	Fixed	8.51%	Sep-2009	2,216,037
Bell South Telecommunications	Fixed	8.11%	Jan-2010	3,540,973
Hibbett Sports	Fixed	7.50%	Apr-2010	4,663,504
Detroit Diesel Corporation	Fixed	7.96%	Jun-2010	6,980,389
Federal Express Corporation (40%)	Fixed	7.50%	Jan-2011	16,618,917
Autozone- Series A	Fixed	6.85%	Jan-2011	1,541,536
Childtime Childcare, Inc. (33.93%)	Fixed	7.50%	Jan-2011	2,282,548
Information Resources, Inc. (33.33%)	Fixed	7.60%	Jan-2011	7,670,206
Pioneer Credit Recovery, Inc.	Fixed	7.34%	Jan-2011	5,578,708
Autozone, Inc. — Series B	Fixed	6.85%	Feb-2011	2,406,055
Brown/Career Education	Fixed	7.58%	Jun-2011	6,942,934
24 Hour Fitness (Austin)	Fixed	7.50%	Aug-2011	2,974,205
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	8,241,822
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,486,464
Autozone- Series C	Fixed	6.85%	Aug-2012	985,515
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,640,546
Faurecia (AP Parts)	Fixed	5.16%	Nov-2012	2,577,552
Anthony, Inc. Industry	Fixed	5.11%	Nov-2012	8,944,150
Alstom & Werner	Fixed	5.18%	Dec-2012	10,378,849
SAS Pantin Invest France (75%) (1)	Variable	4.54%	Jul-2013	8,661,405
Autozone- Series D	Fixed	6.85%	Aug-2013	2,525,786
Aviva France (fka Tellit Assurances -SA) (75%) (1)	Variable	4.49%	Aug-2013	2,545,631
Direction Regional des Affaires Sanitaires et Sociales (75%) (1)	Variable	4.60%	Aug-2013	928,094
DSM Food Specialties (aka SAS Immo Invest) (80%) (1)	Variable	4.56%	May-2014	1,103,563
Carrefour France, SAS (45.806%) (1)	Variable	5.50%	Dec-2014	58,248,723
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	9,520,680
Bouygues Telecom, S.A. (Tours) (95%) (1)	Variable	3.86%	Oct-2015	8,482,823
Dr. Pepper	Fixed	5.13%	Nov-2015	32,707,521
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	15,000,000
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (1)	Variable	5.25%	Oct-2016	15,613,199

W. P. CAREY & CO. LLC
Portfolio Debt Summary (Pro rata basis) (Unaudited)
September 30, 2007

				Outstanding
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Balance

Consolidated Systems (60%)	Fixed	5.87%	Nov-2016	$7,129,621
Western Union	Fixed	5.50%	Jan-2017	6,000,000
Hellweg II (5%) (1)	Fixed	5.49%	Jan-2017	15,232,790
SICOR, Inc. (50%)	Fixed	6.20%	Jul-2017	17,675,000
Medica France, SA (45.8%) (1)	Fixed	5.63%	Oct-2017	20,166,599
SARL S3T (80%) (1)	Variable	5.35%	Mar-2022	2,580,092
SARL S3T Construction Loan (80%) (1)	Variable	5.35%	Feb-2023	3,248,942
Hologic, Inc. (36%)	Fixed	6.40%	May-2023	5,870,092

Total Limited Recourse Debt		6.24% (2)		$416,376,233

LLC Credit Facility	Variable	6.16%	Jun-2011	$58,700,000

Total Debt		6.23% (2)		$475,076,233

Fixed rate debt				$274,382,756

Floating rate debt				$200,693,477

(1)	Debt balance calculated using an exchange rate of $1.4272/EUR at September 30, 2007.

(2)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2007 Investments Update (Unaudited)
September 30, 2007

	Tenant/Lease	Property	Purchase Price			Gross Square
Portfolio(s)	Guarantor	Location(s)	(000s)	Closing Date	Property Type	Footage

Investment Management Activity
CPA® :16 — Global	Nordic Cold Storage, LLC	Atlanta, GA	$87,478	Feb-07	Warehouse/Distribution	1,306,533
CPA®:16 — Global	Holopack International Corp.(1)	Columbia, SC	39,791	Mar-07	Industrial	78,200
CPA®:16 — Global	Fraikin SAS	10 locations throughout France	8,995	Mar-07	Industrial	127,419
CPA®:15, 16 — Global	OBI A.G.	Rybnik, Poland	10,955	Mar-07	Retail	22,873
CPA®:16 — Global	PaloDEx Group Oy	Tuulsula, Finland	19,714	Mar-07	Industrial	159,802
CPA®:14, 15, 16 — Global	Hellweg Die Profi-Baumarkte GmbH & Co. KG	37 properties in Germany	429,588	Apr-07	Retail	3,207,462
CPA®:16 — Global	International Aluminum Corporation	Arizona, California, Illinois, South Carolina, Texas	54,555	Jun-07	Warehouse/Distribution	757,266
CPA®:16 — Global	Mountain City Meat Company	Denver, CO	8,613	Jun-07	Industrial	63,773
CPA®:16 — Global	SoHo House (2)	Miami, FL	75,952	Jun-07	Hospitality	BTS
CPA®:16 — Global	Mountain City Meat Company	Nashville, TN	9,424	Jul-07	Industrial	184,727
CPA®:16 — Global	UTI	Sacramento, CA	42,674	Jul-07	Industrial	245,382

CPA® :16 — Global	International Aluminum Corporation	Guelph, ON and Langley, BC (Canada)	8,272	Jul-07	Warehouse/Distribution	132,486
CPA®:16 — Global	Sheplers, Inc.	Wichita, KS	11,621	Jul-07	Retail	257,038
CPA®:16 — Global	Voit Holding GmbH	St. Ingbert, Germany	31,076	Aug-07	Industrial	312,218
CPA®:15, 16 — Global	Schuler A.G.	Goppingen, Germany	73,817	Sep-07	Industrial	248,620
CPA®:16 — Global	Doubletree Hotel	Memphis, TN	37,578	Sep-07	Hospitality	42,500

Total Investment Management Acquisitions			950,103			7,146,299

Principal Activity
Self-Storage Investments	Multiple	Multiple (domestic)	34,979	Various	Other Properties	552,594 (2)
Note Receivable	Hellweg Die Profi-Baumarkte GmbH & Co. KG	N/A	16,799	Apr-07	N/A	N/A

Total Principal Acquisitions			51,778			552,594

Total Acquisitions			$1,001,881			7,698,893

2007 Dispositions Update (Unaudited)

			Gross Sale
	Tenant/Lease	Property	Price	Disposition		Gross Square
Portfolio(s)	Guarantor	Location(s)	(000s)	Date	Property Type	Footage

Investment Management Activity
CPA®:14 Investment	PW Eagle, Inc. (excess land)	West Jordan, UT	$1,850	Jan-07	Land	N/A
CPA®:15	Courtyard by Marriott (3)	Las Vegas, NV	43,500	Aug-07	Hospitality	79,720

			45,350			79,720

Principal Activity
WPC LLC	Swiss-M-Tex, L.P.	Travelers Rest, SC	2,500	Apr-07	Industrial	181,700
WPC LLC	Folger Adam Security, Inc.	Lemont, IL	5,685	May-07	Industrial	113,133

Total Principal Dispositions			8,185			294,833

Total Dispositions			$53,535			374,553

(1)	Includes a build-to-suit transaction. Gross Square Footage and Costs are estimates.

(2)	Self-Storage properties denoted in net rentable square feet.

(3)	Gross sales price and square footage figures include third party interest of 52.65%.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Rent Contribution (Unaudited)
Based on Ongoing Rental Income
September 30, 2007

			Percentage of
			Adjusted
		Percentage of	Annualized
		Total Annualized	Revenue
Top Ten Tenants/Lease Guarantors	Annualized Rent	Rent	(1)
Carrefour France, S.A.	$9,076,292	8.98%	3.2%
Dr Pepper Bottling Company of Texas	4,746,519	4.70%	1.7%
Bouygues Telecom, S.A.	4,713,072	4.67%	1.7%
Detroit Diesel Corporation	4,634,253	4.59%	1.7%
Semacs S.A.	3,109,539	3.08%	1.1%
Federal Express Corporation	3,046,177	3.02%	1.1%
Orbital Sciences Corporation	3,022,947	2.99%	1.1%
US Airways Group	2,837,889	2.81%	1.0%
Titan Corporation	2,706,799	2.68%	1.0%
CheckFree Holdings Corporation Inc.	2,357,753	2.33%	0.8%

	$40,251,240

(1)	Revenues = revenue from continuing operations + revenue from discontinued operations + other interest income.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type (Unaudited)
September 30, 2007

Property Type	Square Footage(1)	Percent
Industrial	8,722,259	49.3%
Warehouse/Distribution	5,191,149	29.3%
Office	2,256,378	12.7%
Retail	1,011,777	5.7%
Other Properties (3)	363,271	2.1%
Hospitality	158,000	0.9%

Total (4)	17,702,834	100.0%

Property Type	Annualized Rent(2)	Percent
Industrial	$34,455,610	34.1%
Office	32,240,795	31.9%
Warehouse/Distribution	21,452,355	21.2%
Other Properties (3)	6,489,414	6.4%
Retail	5,190,283	5.2%
Hospitality	1,200,000	1.2%

Total (4)	$101,028,457	100.0%

(1)	Square footage for jointly owned properties shown on a pro rata basis.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects land used for education, child care, and social services; health care; leisure, amusement, and recreation; unoccupied land.

(4)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of September 30, 2007.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry (Unaudited)
September 30, 2007

	Annualized	Percentage of
Industry Type(1)	Rent	Rent(2)
Retail Stores	$13,442,179	13.3%
Telecommunications	11,032,562	10.9%
Business and Commercial Services	10,966,027	10.9%
Healthcare, Education and Childcare	9,144,156	9.1%
Electronics	6,813,418	6.7%
Beverages, Food, and Tobacco	5,448,572	5.4%
Automobile	5,232,291	5.2%
Aerospace and Defense	4,869,550	4.8%
Forest Products and Paper	4,414,264	4.4%
Consumer Non-durable Goods	3,134,632	3.1%
Transportation — Cargo	3,083,377	3.1%
Transportation — Personal	2,995,089	3.0%
Construction and Building	2,580,003	2.6%
Mining, Metals, and Primary Metal Industries	2,420,172	2.4%
Insurance	2,268,894	2.2%
Federal, State and Local Government	2,215,174	2.2%
Consumer and Durable Goods	2,175,819	2.2%
Media: Printing and Publishing	1,940,625	1.9%
Chemicals, Plastics, Rubber, and Glass	1,749,997	1.7%
Hotels and Gaming	1,209,000	1.2%
Textiles, Leather, and Apparel	978,153	1.0%
Leisure, Amusement, Entertainment	876,485	0.9%
Other (3)	2,038,018	1.8%

Total (4)	$101,028,457	100.0%

(1)	Based on the Moody’s Classification System and information provided by the tenant.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects properties with tenants in the industries of machinery, grocery, banking, and buildings and real estate.

(4)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of September 30, 2007.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography (Unaudited)
September 30, 2007

Region	Square Footage(1)	Percent
South	5,015,925	28.3%
Midwest	4,870,408	27.5%
East	3,627,317	20.5%
West	2,321,016	13.1%
Europe	1,868,168	10.6%

Total (3)	17,702,834	100.0%

Region	Annualized Rent(2)	Percent
South	$28,830,464	28.6%
West	21,113,054	20.9%
Midwest	18,318,173	18.1%
East	13,070,852	12.9%
Europe	19,695,914	19.5%

Total (3)	101,028,457	100.0%

(1)	Square footage for jointly owned properties shown on a pro rata basis.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of September 30, 2007.

W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis (Unaudited)
September 30, 2007

			Percentage of	Average
Year of Lease	Number	Annualized	Total Annualized	Years to
Expiration(1)	of Leases	Rents(2)	Rents	Maturity
2007	17	1,839,931	2.0%	0.25
2008	18	5,972,127	6.0%	1.25
2009	19	11,960,860	12.0%	2.25
2010	44	18,725,037	19.0%	3.25
2011	60	17,426,359	17.0%	4.25
2012	24	7,808,272	8.0%	5.25
2013	20	6,502,335	6.0%	6.25
2014	7	9,299,287	9.0%	7.25
2015	7	4,277,461	4.0%	8.25
2016	16	1,794,645	2.0%	9.25
2017	8	2,380,602	2.0%	10.25
2018	3	3,210,710	3.0%	11.25
2019	4	2,776,740	3.0%	12.25
2020	1	4,634,253	5.0%	13.25
2021	—	—	0.0%	14.25
2022	3	1,472,138	1.0%	15.25
2023	—	—	0.0%	16.25
2024	—	—	0.0%	17.25
2025	—	—	0.0%	18.25
2026	4	947,700	1.0%	19.25

Total(3)	255	$101,028,457	100.0%

Weighted Average Years to Maturity: 5.57

(1)	Assumes tenant does not exercise renewal option.

(2)	Month to month properties are counted in current year’s revenue stream.

(3)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of September 30, 2007.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets (Unaudited)
(in thousands, except per share amounts)

	September 30, 2007	December 31, 2006
		(NOTE)

Assets
Real estate, net	$524,333	$540,504
Net investment in direct financing leases	107,371	108,581
Equity investments in real estate and CPA® REITs	202,458	166,147
Operating real estate, net	75,399	33,606
Assets held for sale	4,366	1,269
Cash and cash equivalents	17,068	22,108
Due from affiliates	84,671	88,884
Intangible assets and goodwill, net	101,723	107,349
Other assets, net	32,899	24,562

Total assets	$1,150,288	$1,093,010

Liabilities and Members’ Equity
Liabilities:
Limited recourse mortgage notes payable	$254,114	$261,152
Secured credit facility	35,581	15,501
Unsecured credit facility	58,700	2,000
Deferred revenue	—	40,490
Accounts payable, accrued expenses and other liabilities	61,539	53,174
Income taxes, net	71,897	63,462
Distributions payable	18,176	17,481

Total liabilities	500,007	453,260

Minority interest in consolidated entities	7,580	7,765

Commitments and contingencies
Members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 38,583,229 and 38,262,157 shares issued and outstanding, respectively	734,518	745,969
Dividends in excess of accumulated earnings	(93,842)	(114,008)
Accumulated other comprehensive income	2,025	24

Total members’ equity	642,701	631,985

Total liabilities and members’ equity	$1,150,288	$1,093,010

Note: The consolidated balance sheet at December 31, 2006 has been derived from the audited consolidated financial statements at that date.

W. P. CAREY & CO. LLC
Consolidated Statements of Income (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
Revenues
Asset management revenue	$18,648	$14,364	$63,886	$43,478
Structuring revenue	9,778	3,434	67,809	15,788
Reimbursed costs from affiliates	3,422	13,762	10,141	36,654
Lease revenues	19,845	18,191	59,112	54,157
Other real estate income	4,159	2,514	10,574	7,046

	55,852	52,265	211,522	157,123

Operating Expenses
General and administrative	(12,345)	(8,800)	(47,838)	(29,829)
Reimbursable costs	(3,422)	(13,762)	(10,141)	(36,654)
Depreciation and amortization	(6,246)	(5,912)	(20,035)	(17,784)
Property expenses	(2,725)	(2,333)	(6,038)	(5,346)
Other real estate expenses	(2,255)	(1,381)	(6,080)	(4,414)

	(26,993)	(32,188)	(90,132)	(94,027)

Other Income and Expenses
Other interest income	1,287	831	5,528	2,369
Income from equity investments in real estate and CPA® REITs	8,945	2,932	13,312	5,726
Minority interest in (income) loss	(555)	40	(4,027)	(568)
Gain on sale of securities, foreign currency transactions and other, net	1,029	245	1,384	5,723
Interest expense	(5,618)	(4,395)	(16,150)	(13,324)

	5,088	(347)	47	(74)

Income from continuing operations before income taxes	33,947	19,730	121,437	63,022
Provision for income taxes	(11,519)	(5,580)	(49,041)	(16,300)

Income from continuing operations	22,428	14,150	72,396	46,722

Discontinued Operations
Income (loss) from operations of discontinued properties	298	340	2,198	(506)
(Loss) gain on sale of real estate, net	—	(185)	962	(185)
Impairment charges on assets held for sale	(2,317)	—	(2,317)	(3,357)

(Loss) income from discontinued operations	(2,019)	155	843	(4,048)

Net Income	$20,409	$14,305	$73,239	$42,674

Basic Earnings (Loss) Per Share
Income from continuing operations	$0.58	$0.38	$1.90	$1.24
(Loss) income from discontinued operations	(0.05)	—	0.02	(0.11)

Net income	$0.53	$0.38	$1.92	$1.13

Diluted Earnings (Loss) Per Share
Income from continuing operations	$0.58	$0.37	$1.88	$1.20
(Loss) income from discontinued operations	(0.05)	—	0.02	(0.10)

Net income	$0.53	$0.37	$1.90	$1.10

Weighted Average Shares Outstanding
Basic	38,298,979	38,034,590	38,117,280	37,880,778

Diluted	39,601,853	39,303,948	39,718,522	39,215,134

Distributions Declared Per Share	$0.472	$0.456	$1.401	$1.362

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Nine months ended September 30,
	2007	2006
Cash Flows — Operating Activities
Net income	$73,239	$42,674
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization including intangible assets and deferred financing costs	21,140	19,063
Income from equity investments in real estate in excess of distributions received	(9,269)	(324)
Gains on sale of real estate and investments, net	(962)	(4,615)
Minority interest in income	4,027	568
Straight-line rent adjustments	2,045	2,343
Management income received in shares of affiliates	(43,415)	(23,721)
Unrealized gain on foreign currency transactions, warrants and securities	(1,279)	(781)
Impairment charges	2,317	3,357
Realized gain on foreign currency transactions	(105)	(142)
Stock-based compensation expense	3,795	2,520
Decrease in deferred structuring revenue receivable	16,164	12,543
Increase in structuring revenue receivable	(50,253)	(3,039)
Increase in income taxes, net	8,465	445
Net changes in other operating assets and liabilities	(1,016)	(2,031)

Net cash provided by operating activities	24,893	48,860

Cash Flows — Investing Activities
Distributions received from equity investments in real estate in excess of equity income	24,358	4,669
Purchases of real estate and equity investments in real estate	(40,845)	(150)
Capital expenditures	(11,768)	(4,194)
Loan to affiliate	(8,676)	(84,000)
Proceeds from repayment of loan to affiliate	8,676	84,000
Proceeds from sales of property and investments	6,014	32,350
Funds placed in escrow in connection with the sale of property	(3,315)	(9,314)
Payment of deferred acquisition revenue to affiliate	(524)	(524)

Net cash (used in) provided by investing activities	(26,080)	22,837

Cash Flows — Financing Activities
Distributions paid	(53,432)	(51,590)
Contributions from minority interests	1,181	1,646
Distributions to minority interests	(1,295)	(5,415)
Scheduled payments of mortgage principal	(13,854)	(9,191)
Proceeds from mortgages and credit facilities	150,383	83,000
Prepayments of mortgage principal and credit facilities	(70,590)	(92,971)
Release of funds from escrow in connection with the financing of properties	—	4,031
Payment of financing costs	(1,317)	(815)
Proceeds from issuance of shares	4,532	6,251
Excess tax benefits associated with stock-based compensation awards	1,352	193
Repurchase and retirement of shares	(21,104)	(1,935)

Net cash used in financing activities	(4,144)	(66,796)

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	291	84

Net (decrease) increase in cash and cash equivalents	(5,040)	4,985
Cash and cash equivalents, beginning of period	22,108	13,014

Cash and cash equivalents, end of period	$17,068	$17,999

W. P. CAREY & CO. LLC
Detailed Property Summary (Unaudited)
September 30, 2007

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Carrefour France, SAS (1)	45.806%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	253,629	$1,950,356	1.93%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	45.806%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	133,881	1,000,781	0.99%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	45.806%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	138,095	852,321	0.84%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	45.806%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	244,991	1,692,355	1.68%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	45.806%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	176,446	979,017	0.97%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	45.806%	Ploufragan, France	Warehouse/Distribution	Retail Stores	Europe	122,599	726,200	0.72%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	45.806%	Cholet, France	Warehouse/Distribution	Retail Stores	Europe	99,268	623,634	0.62%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	45.806%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	177,797	1,251,628	1.24%	INSEE (2)	Nov-2012	Nov-2012

Carrefour France, SAS Total						1,346,706	9,076,292	8.98%

Dr Pepper/Seven Up Bottling Group	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,879,237	2.85%	CPI	Jun-2014	Jun-2014
Dr Pepper/Seven Up Bottling Group	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,867,282	1.85%	CPI	Jun-2014	Jun-2014

Dr Pepper/Seven Up Bottling Group Total						721,947	4,746,519	4.70%

Bouygues Telecom, S.A.(1)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	80,729	2,873,068	2.84%	INSEE (2)	Jul-2013	Jul-2013
Bouygues Telecom, S.A.(1)	95%	Tours, France	Office	Telecommunications	Europe	102,237	1,840,004	1.82%	INSEE (2)	Sep-2009	Sep-2009

Bouygues Telecom, S.A. Total						182,966	4,713,072	4.67%

Detroit Diesel Corporation	100%	Detroit, MI	Industrial	Automobile	Midwest	2,730,750	4,634,253	4.59%	PPI	Jun-2020	Jun-2030

Semacs SA (1)	45.806%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,668	419,853	0.42%	INSEE (2)	Jun-2010	Jun-2010
Semacs SA (1)	45.806%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,593	459,215	0.45%	INSEE (2)	Jun-2010	Jun-2010
Semacs SA (1)	45.806%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,847	389,020	0.39%	INSEE (2)	Jun-2010	Jun-2010
Semacs SA (1)	45.806%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,771	590,419	0.58%	INSEE (2)	Jun-2010	Jun-2010
Semacs SA (1)	45.806%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,815	555,650	0.55%	INSEE (2)	Jun-2010	Jun-2010
Semacs SA (1)	45.806%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,622	695,382	0.69%	INSEE (2)	Jun-2010	Jun-2010

Semacs SA Total						154,316	3,109,539	3.08%

Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	156,152	2,776,740	2.75%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	68,400	0.07%	Fixed	Apr-2012	Apr-2017
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	201,037	0.20%	Fixed	May-2012	May-2017

Federal Express Corporation Total						198,444	3,046,177	3.02%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	335,307	3,022,947	2.99%	CPI	Sep-2009	Sep-2029

US Airways Group	74.59%	Tempe, AZ	Office	Transportation - Personal	West	167,913	2,837,889	2.81%	CPI	Apr-2014	Nov-2029

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	2,706,799	2.68%	CPI	Jul-2012	Jul-2017

CheckFree Holdings, Inc.	50%	Norcross, GA	Office/Land	Business and Commercial Services	South	110,339	2,357,753	2.33%

AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Stores	South	5,400	32,158	0.03%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Stores	South	5,401	35,345	0.03%	None	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	15,800	137,018	0.14%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Stores	South	5,400	43,262	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Stores	South	5,400	39,854	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Stores	South	5,400	34,138	0.03%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Stores	South	5,400	49,503	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	12,960	86,828	0.09%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	12,001	44,691	0.04%	None	Apr-2009	Apr-2009
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Stores	South	6,480	40,121	0.04%	None	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Stores	Midwest	5,400	44,151	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	12,060	97,675	0.10%	None	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Stores	East	5,400	52,149	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Stores	East	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Stores	East	6,660	30,807	0.03%	None	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Stores	East	6,408	24,069	0.02%	None	Oct-2010	Oct-2015
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Stores	East	5,400	19,451	0.02%	None	Oct-2010	Oct-2010
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Stores	West	5,400	54,642	0.05%	None	Aug-2013	Dec-2038

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Stores	West	5,400	41,479	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Stores	East	5,400	50,079	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Stores	South	6,480	20,602	0.02%	None	Oct-2008	Oct-2013
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Stores	South	6,660	23,008	0.02%	None	May-2009	May-2014
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	13,080	102,418	0.10%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Stores	South	5,400	53,488	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	10,800	98,078	0.10%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Stores	South	4,800	37,585	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026

AutoZone, Inc. Total						302,230	2,216,594	2.19%

Bell South Entertainment, Inc.	100%	Ft. Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	611,472	0.61%	Fixed	Jun-2009	Jun-2019
BellSouth Telecommunications, Inc.	100%	Lafayette, LA	Office	Telecommunications	South	66,846	1,351,150	1.34%	Fixed	Dec-2009	Dec-2039

BellSouth Corporation Total						147,296	1,962,622	1.94%

Quebecor Printing USA	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,940,625	1.92%	CPI	Dec-2009	Dec-2034

Lucent Technologies, Inc.	100%	Charlotte, NC	Industrial	Electronics	East	568,670	1,918,333	1.90%	Fixed	Mar-2010	Mar-2016

Career Education Corporation	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	1,892,831	1.87%	Fixed	May-2011	May-2019

Information Resources, Inc.	33.33%	Chicago, IL	Office	Business and Commercial Services	Midwest	83,992	1,862,942	1.84%

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,281,052	1.27%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	489,246	0.48%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	1,770,298	1.75%

Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	344,803	0.34%	Fixed	Dec-2009	Dec-2029
Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,422,080	1.41%	Fixed	Apr-2010	Apr-2030

Unisource Worldwide, Inc. Total						456,273	1,766,883	1.75%

Brodart Company	100%	Williamsport, PA	Industrial	Consumer Non-durable Goods	East	521,240	1,720,686	1.70%	CPI	Jun-2008	Jun-2028

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	374,829	1,717,741	1.70%	CPI	Mar-2010	Mar-2035

SICOR, Inc.	50%	San Diego, CA	Industrial	Healthcare, Education and Childcare	West	72,156	1,671,410	1.65%	CPI	Jul-2009	Jul-2049

Pharmaco International, Inc.	100%	Austin, TX	Office/Industrial & Warehouse/Distribution	Business and Commercial Services	South	173,436	1,614,865	1.60%	CPI	Nov-2010	Nov-2030

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	1,006,170	1,570,000	1.55%	CPI	Dec-2010	Dec-2015

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	627,066	0.62%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc.	100%	Winston-Salem, NC	Office/Industrial & Warehouse/Distribution	Aerospace and Defense	East	274,216	761,588	0.75%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Warehouse/Distribution	Aerospace and Defense	South	22,680	119,441	0.12%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,508,095	1.49%

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Construction and Building	West	143,352	1,440,412	1.43%	CPI	Aug-2018	Aug-2018

Sprint Spectrum, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,424,561	1.41%	Fixed	May-2011	May-2021

Amerisure Mutual Insurance Co.	100%	Charleston, SC	Office	Insurance	East	127,754	1,382,256	1.37%	Fixed	Dec-2007	Dec-2028

AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,257,410	1.24%	Fixed	Sep-2011	Jun-2021

Radisson Hotels International, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,200,000	1.19%	Fixed	Jan-2008	Jan-2012

Omnicom Group, Inc.	100%	Venice, CA	Office	Business and Commercial Services	West	77,719	1,193,661	1.18%	Other	Sep-2010	Sep-2030

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170,000	1.16%	Fixed	Apr-2011	Apr-2011

Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	210,527	0.21%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	925,612	0.92%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,136,139	1.12%

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	182,845	1,091,816	1.08%	CPI/Market	May-2012	May-2012

Werner Co.	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	572,204	1,084,003	1.07%	Fixed	Jul-2015	Jul-2021

United Space Alliance, LLC	100%	Webster, TX	Industrial & Warehouse/Distribution	Business and Commercial Services	South	138,098	1,072,850	1.06%	None	Sep-2010	Sep-2012

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	241,416	0.24%	Fixed	Dec-2007	Dec-2007
Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	819,347	0.81%	Fixed	Jul-2008	Jul-2008

Lockheed Martin Corporation Total						118,754	1,060,763	1.05%

United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,000	366,539	0.36%	CPI	Mar-2010	Mar-2030

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

United Stationers Supply Company	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	75,000	317,385	0.31%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	350,913	0.35%	CPI	Mar-2010	Mar-2030

United Stationers Supply Company Total						197,098	1,034,837	1.02%

Cree Microwave, LLC	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	1,026,297	1.02%	CPI	Nov-2011	Nov-2026

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	978,153	0.97%	CPI	Dec-2010	Dec-2020

Sears Logistics Services, Inc.	100%	Jacksonville, FL	Warehouse/Distribution	Consumer Non-durable Goods	South	240,000	969,946	0.96%	None	Jun-2008	Jun-2008

Consolidated Systems, Inc.	60%	Columbia, SC	Office/Industrial & Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	338,766	947,700	0.94%	Fixed	Oct-2026	Oct-2046

Hibbett Sporting Goods, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Stores	South	219,312	876,900	0.87%	CPI	Dec-2014	Dec-2029

24 Hour Fitness	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	872,507	0.86%	CPI	Jun-2017	Jun-2033

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	687,992	0.68%	CPI	Mar-2014	Mar-2030
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	132,805	0.13%	CPI	Mar-2014	Mar-2030

NVR, Inc. Total						179,741	820,797	0.81%

Vertafore, Inc.	100%	College Station, TX	Office	Telecommunications	South	52,552	783,915	0.78%	Fixed	Dec-2009	Dec-2015

Aviva (1)	75%	Rouen, France	Office	Insurance	Europe	27,593	653,692	0.65%	INSEE (2)	Sep-2010	Sep-2010

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	643,069	0.64%	CPI	Feb-2010	Feb-2035

Western Union Financial Services, Inc.	100%	Bridgeton, MO	Office	Banking	Midwest	78,080	624,640	0.62%	Fixed	Nov-2016	Nov-2026

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Stores	Midwest	82,620	567,745	0.56%	None	Jan-2010	Jan-2020

MSC Engineered Materials and Solutions Group, Inc.	100%	Walbridge, OH	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	313,704	560,513	0.55%	CPI	Apr-2012	Apr-2027

Childtime Childcare, Inc.	33.93%	Chandler, AZ	Other Properties	Healthcare, Education and Childcare	West	2,026	35,254	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Tucson, AZ	Other Properties	Healthcare, Education and Childcare	West	2,165	36,751	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Alhambra, CA	Other Properties	Healthcare, Education and Childcare	West	2,262	53,011	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Chino, CA	Other Properties	Healthcare, Education and Childcare	West	2,166	46,300	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Garden Grove, CA	Other Properties	Healthcare, Education and Childcare	West	2,848	45,526	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Tustin, CA	Other Properties	Healthcare, Education and Childcare	West	2,264	52,598	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Westland, MI	Other Properties	Healthcare, Education and Childcare	Midwest	5,259	60,959	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Canton, MI	Other Properties	Healthcare, Education and Childcare	Midwest	2,311	47,797	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Carrollton, TX	Other Properties	Healthcare, Education and Childcare	South	2,438	45,991	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Duncanville, TX	Other Properties	Healthcare, Education and Childcare	South	2,438	45,991	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Lewisville, TX	Other Properties	Healthcare, Education and Childcare	South	2,440	45,991	0.05%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	516,169	0.51%

Alcoa, Inc.	100%	Salisbury, NC	Warehouse/Distribution	Machinery	East	244,000	536,320	0.53%	Fixed	Jun-2010	Jun-2020

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	444,000	0.44%	Fixed	Apr-2012	Apr-2017

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	443,370	0.44%	Fixed	May-2013	May-2013

Affiliated Foods Southwest, Inc.	100%	Hope, AR	Retail	Grocery	South	35,784	75,144	0.07%	CPI	Mar-2012	Mar-2037
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	86,290	330,356	0.33%	Fixed	Jan-2009	Jan-2024

Affiliated Foods Southwest, Inc. Total						122,074	405,500	0.40%

Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Stores	West	89,760	180,000	0.18%	None	May-2011	May-2026
Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Stores	Midwest	103,018	210,000	0.21%	None	Mar-2011	Mar-2026

Kmart Corporation Total						192,778	390,000	0.39%

The Retail Distribution Group, Inc.	40%	Grand Rapids, MI	Warehouse/Distribution	Beverages, Food, and Tobacco	Midwest	71,784	383,040	0.38%	Fixed	Aug-2009	Aug-2013

Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	42,880	370,569	0.37%	Fixed	Dec-2011	Dec-2014

SARL S3T (1)	80%	Joue Les Tours, France	Warehouse/Distribution	Telecommunications	Europe	55,594	366,635	0.36%	INSEE (2)	May-2008	May-2008

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	345,000	0.34%	Fixed	Apr-2012	Apr-2018

Faurecia Exhaust Systems, Inc.	100%	Toledo, OH	Office	Automobile	Midwest	61,000	336,000	0.33%	CPI	Nov-2022	Nov-2022

Direction Regional des Affaires Sanitaires et Sociales (DRASS) (1)	75%	Rouen, France	Office	Federal, State and Local Government	Europe	19,213	335,559	0.33%	INSEE (2)	Dec-2013	Dec-2013

DSM Food Specialties (1)	80%	Phalempin, France	Warehouse/Distribution	Beverages, Food, and Tobacco	Europe	29,870	319,013	0.32%	INSEE (2)	May-2008	May-2008

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	299,940	0.30%	Fixed	Jul-2016	Jul-2026

The Roof Center, Inc.	100%	Manassas, VA	Industrial	Construction and Building	East	60,446	289,391	0.29%	Fixed	Jul-2009	Jul-2009

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Department de Seine St. Denis (1)	75%	Paris, France	Office	Federal, State and Local Government	Europe	8,451	282,435	0.28%	INSEE (2)	Dec-2011	Dec-2011

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	4,460	274,304	0.27%	Fixed	Feb-2012	Feb-2017

Winn-Dixie Stores, Inc.	100%	Montgomery, AL	Retail	Grocery	South	32,690	138,933	0.14%	None	Mar-2008	Mar-2038
Winn-Dixie Stores, Inc.	100%	Brewton, AL	Retail	Grocery	South	30,625	134,500	0.13%	None	Oct-2010	Oct-2030

Winn-Dixie Stores, Inc. Total						63,315	273,433	0.27%

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	268,890	0.27%	CPI	Apr-2011	Apr-2026

Honeywell International, Inc.	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	32,320	228,828	0.23%	None	Sep-2010	Sep-2010
Honeywell International, Inc.	100%	Houston, TX	Land	Aerospace and Defense	South	1	36,000	0.04%	None	Sep-2010	Sep-2010

Honeywell International, Inc. Total						32,321	264,828	0.26%

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	254,538	0.25%	CPI	Jul-2013	Dec-2022

La Region Ile de France (1)	75%	Paris, France	Office	Federal, State and Local Government	Europe	7,613	240,581	0.24%	INSEE (2)	Oct-2012	Oct-2012

GIE Groupe Vauban (1)	75%	Paris, France	Office	Insurance	Europe	7,613	232,946	0.23%	INSEE (2)	Sep-2012	Sep-2012

Ace Hardware	100%	Houston, TX	Retail	Retail Stores	South	23,569	212,121	0.21%	Fixed	Mar-2016	Mar-2026

Bell Atlantic Corporation	100%	Milton, VT	Industrial	Telecommunications	East	30,624	208,467	0.21%	Fixed	Feb-2013	Feb-2013

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	176,143	0.17%	Fixed	May-2011	May-2021

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	157,200	0.16%	Fixed	Jul-2008	Jul-2008

CFTC Chimie Mines Textiles Energie	75%	Paris, France	Office	Business and Commercial Services	Europe	4,697	141,774	0.14%	INSEE (2)	Mar-2016	Mar-2016

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	11,396	103,368	0.10%	None	Oct-2010	Oct-2020

Custom Training Group, Inc.	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	11,704	99,372	0.10%	None	Dec-2008	Dec-2008

L’Agence Nationale Pour L’Emploi (ANPE) (1) (3)	75%	Paris, France	Office	Federal, State and Local Government	Europe	3,633	93,879	0.09%	INSEE (2)	MTM	Jun-2015

AFPOLS (1)	75%	Paris, France	Office	Federal, State and Local Government	Europe	3,488	81,033	0.08%	INSEE (2)	Jun-2008	Jun-2008

The Boeing Company	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	10,960	73,680	0.07%	Fixed	Jan-2009	Jan-2013

Bike Barn Holding Company, Inc.	100%	Houston, TX	Retail	Retail Stores	South	6,216	71,280	0.07%	Fixed	Aug-2010	Aug-2015

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	70,014	0.07%	None	Oct-2009	Oct-2019

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	65,796	0.07%	Fixed	Jul-2010	Jul-2025

Olmsted Kirk Paper Company	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	42,544	0.04%	Fixed	Dec-2012	Dec-2012

The Prater Company LLC, Jerry Prater Trucking Inc.	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	37,200	0.04%	None	Sep-2008	Sep-2012

Mile High Sunrooms, LLC	100%	Broomfield, CO	Office	Chemicals, Plastics, Rubber, and Glass	West	4,162	32,256	0.03%	Fixed	Apr-2009	Apr-2009

Cardinal Communications, Inc.	100%	Broomfield, CO	Office	Construction and Building	West	9,401	28,203	0.03%	None	Oct-2007	Oct-2008

G.T. of the Front Range	100%	Broomfield, CO	Office	Retail Stores	West	5,488	20,992	0.02%	Fixed	Jun-2011	Jun-2011

CGEC Keter (1)	75%	Paris, France	Office	Buildings and Real Estate	Europe	2,301	17,182	0.02%	INSEE (2)	Dec-2014	Dec-2014

Marathon System Service	100%	Broomfield, CO	Office	Electronics	West	2,283	14,680	0.01%	None	Nov-2007	Nov-2007

Sundew Technologies	100%	Broomfield, CO	Office	Business and Commercial Services	West	3,745	12,805	0.01%	None	Oct-2007	Oct-2007

Appointment Quest	100%	Broomfield, CO	Office	Telecommunications	West	1,670	12,508	0.01%	Fixed	May-2009	May-2009

RedCloud Telecom Products, Inc. (3)	100%	Broomfield, CO	Office	Telecommunications	West	2,093	12,000	0.01%	Fixed	MTM	MTM

Abilis (1)	75%	Paris, France	Office	Business and Commercial Services	Europe	0	11,734	0.01%	INSEE (2)	Jan-2008	Jan-2008

Ass Comite Dept du Tourisme (1)	75%	Paris, France	Office	Federal, State and Local Government	Europe	0	11,687	0.01%	INSEE (2)	MTM	MTM

Aardvark IT Solutions	100%	Broomfield, CO	Office	Electronics	West	3,069	11,171	0.01%	None	Apr-2008	N/A

Rhino Linings	100%	Broomfield, CO	Office	Retail Stores	West	2,532	10,255	0.01%	Fixed	Jun-2008	Jun-2008

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	9,000	0.01%	None	Oct-2008	Oct-2008

Orange (1)	75%	Paris, France	Office	Telecommunications	Europe	0	8,860	0.01%	None	Jan-2010	Jun-2015

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Fine Art Mannequins, LLC (3)	100%	Broomfield, CO	Office	Business and Commercial Services	West	2,209	8,836	0.01%	Other	MTM	Apr-2009

Pacific Mobile Diagnostics, Inc. (3)	100%	Broomfield, CO	Office	Healthcare, Education and Childcare	West	2,093	8,483	0.01%	Fixed	MTM	MTM

AT&T Wireless Services (3)	100%	Broomfield, CO	Office	Telecommunications	West	730	8,208	0.01%	Fixed	MTM	MTM

EarthRoamer.com	100%	Broomfield, CO	Office	Automobile	West	7,500	7,500	0.01%	None	Dec-2007	Dec-2007

Danseetoile Ballet	100%	Broomfield, CO	Office	Healthcare, Education and Childcare	West	1,510	6,040	0.01%	None	Sep-2009	Sep-2009

Photo Center (3)	100%	Hot Springs, AR	Retail	Machinery	South	340	4,800	0.00%	None	MTM	MTM

Byron Jacquot (3)	100%	Broomfield, CO	Office	Leisure, Amusement, Entertainment	West	1,105	3,978	0.00%	None	MTM	MTM

Tempered Air Services, Inc. (3)	100%	Broomfield, CO	Office	Construction and Building	West	1,200	1,200	0.00%	None	MTM	MTM

Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	55,000	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	53,665	—	—	N/A	N/A	N/A
Vacant	100%	Chattanooga, TN	Industrial	N/A	South	242,317	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	26,540	—	—	N/A	N/A	N/A
Vacant	100%	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	75%	Paris, France	Office	N/A	EUR	14,114	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Office & Warehouse/Distribution	N/A	East	53,681	—	—	N/A	N/A	N/A
Vacant	100%	San Leandro, CA	Land	N/A	West	1	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Industrial	N/A	South	22,966	—	—	N/A	N/A	N/A
Vacant	100%	West Mifflin, PA	Retail	N/A	East	121,053	—	—	N/A	N/A	N/A

Vacant Total						624,904

Grand Total						17,702,834	$101,028,457	100%

(1)	Rents reflect a conversion rate of 1.4272 USD/EUR as of September 30, 2007.

(2)	INSEE construction index, an index published quarterly by the French Government.

(3)	Tenant is occupying property on a month-to-month (MTM) basis.

(4)	Represents multi-tenant office building with lease expirations ranging from MTM to Jun. 2011.

(5)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of September 30, 2007.